Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Multi-Manager Small Cap Opportunities ETF

(the “Fund”)

Supplement to the Statement of Additional Information

Dated September 30, 2025

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the first paragraph under the section entitled “Management of the Fund – Sub-Advisors” is hereby deleted in its entirety and replaced with the following:

“The Fund utilizes a multi-manager structure. The Trust, on behalf of the Fund, and First Trust have retained Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, and Stephens Investment Management Group, LLC, 111 Center Street, Little Rock, Arkansas 72201, to serve non-discretionary investment sub-advisors to the Fund pursuant to investment sub-advisory agreements (the “Sub-Advisory Agreements”). DCM is controlled by Driehaus Trust Company LLC, whose principal business is to serve as a trust company that oversees the administration of the assets beneficially owned by the beneficiaries of Mr. Richard H. Driehaus. In this capacity, DCM and SIMG are each responsible for providing recommendations to First Trust regarding the selection and allocation of the securities in the portion of the Fund’s investment portfolio they have been allocated by First Trust. Each Sub-Advisor is registered with the SEC as an investment adviser. As of October 31, 2024, DCM had $19.35 billion in total assets under management and as of August 31, 2024, SIMG had $7.46 billion in total assets under management. The Sub-Advisor portfolio managers, as set forth below, provide non-discretionary investment advice to the Investment Committee:”

Please Keep this Supplement with your Fund Statement of Additional Information for Future Reference